Exhibit 99.1

centerspace

3rd Quarter 2023 // Quarter Ended September 30, 2023

# EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

Regency Park // St. Cloud, MN

BETTER EVERY DAYS.

Earnings Release

Centerspace Reports Third Quarter 2023 Financial Results and Raises Mid-Point for 2023 Core FFO Guidance
MINNEAPOLIS, MN, October 30, 2023 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three and nine months ended September 30, 2023. The tables below show Net Income (Loss), Funds from Operations (“FFO”)1, and Core FFO1, all on a per common share basis, for the three and nine months ended September 30, 2023; Same-Store Revenues, Expenses, and Net Operating Income (Loss) (“NOI”)1 over comparable periods; and Same-Store1 Weighted-Average Occupancy for each of the three months ended September 30, 2023, June 30, 2023, and September 30, 2022.

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Common Share	2023	2022	2023	2022
Net income (loss) - diluted	$0.41	$(0.14)	$2.96	$(1.11)
FFO - diluted(1)	$1.15	$1.13	$3.15	$3.16
Core FFO - diluted(1)	$1.20	$1.15	$3.56	$3.25

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results(2)	Q3 2023 vs. Q3 2022	Q3 2023 vs. Q2 2023	2023 vs. 2022
Revenues	5.7%	0.6%	8.3%
Expenses	6.1%	7.4%	6.6%
NOI(1)	5.4%	(3.7)%	9.5%

	Three months ended			Nine months ended
Same-Store Results(2)	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Weighted Average Occupancy	94.7%	95.2%	94.5%	94.9%	94.5%
(1)NOI, FFO, Core FFO, and same-store results are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” in supplemental and financial operating data within.
(2)Same-store results are updated for disposition activity. Refer to “Non-GAAP Financial Measures and Reconciliations” in supplemental and financial operating data within.
Highlights
•During the three months ended September 30, 2023, Centerspace successfully executed the sale of four non-core apartment communities and associated commercial space in Minot, North Dakota for an aggregate sales price of $82.5 million, resulting in a gain on sale of $11.3 million;
•Net income increased to $0.41 per diluted share for the third quarter of 2023, compared to Net loss of $0.14 per diluted share for the same period of 2022;
•Core FFO per diluted share increased 4.3% to $1.20 for the three months ended September 30, 2023, compared to $1.15 for the three months ended September 30, 2022;
•Same-store revenues increased by 5.7% for the third quarter of 2023 compared to the third quarter of 2022, driving a 5.4% increase in NOI compared to the same period of the prior year; and
•Narrowed the 2023 financial outlook ranges for net income per diluted share and FFO per diluted share and raised the mid-point for Core FFO per diluted share. Refer to page S-18 in the supplemental and financial operating date within for additional detail.

1

Balance Sheet
At the end of the third quarter, Centerspace had $285.7 million of total liquidity on its balance sheet, consisting of $256.0 million available under the lines of credit and cash and cash equivalents of $29.7 million.
As of September 30, 2023, the Company had no outstanding variable rate debt and only $30.6 million in debt maturing through 2025.
Subsequent Events
On October 11, 2023, the Company acquired Lake Vista Apartment Homes in Loveland, Colorado, for an aggregate purchase price of $94.5 million. The acquisition was financed through the assumption of $52.7 million in mortgage debt and cash.
Revised 2023 Financial Outlook
Centerspace revised its 2023 financial outlook. For additional information, see S-18 of the Supplemental Financial and Operating Data for the quarter ended September 30, 2023 included at the end of this release. These ranges should be considered in their entirety. The table below reflects the revised outlook.

	Previous Outlook for 2023		Updated Outlook for 2023
	Low	High	Low	High
Net income per Share – diluted	$2.84	$3.64	$2.90	$3.56
Same-Store Revenue	6.50%	8.00%	7.00%	7.50%
Same-Store Expenses	4.00%	5.25%	4.00%	4.50%
Same-Store NOI	8.50%	10.00%	9.00%	9.50%
FFO per Share – diluted	$4.14	$4.35	$4.20	$4.27
Core FFO per Share – diluted	$4.55	$4.75	$4.63	$4.71
Additional assumptions:
•Same-store capital expenditures of $1,000 per home to $1,050 per home
•Value-add expenditures of $30.0 million to $31.5 million
•Acquisitions of $94.5 million
•Proceeds from dispositions of $226.8 million
Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, October 31, 2023, at 10:00 AM ET		Replay available until November 14, 2023
USA Toll Free Number	1-833-470-1428	USA Toll Free Number	1-929-458-6194
International Toll Free Number	1-929-526-1599	International Toll Free Number	1-929-458-6194
Canada Toll Free Number	1-833-950-0062	Canada Toll Free Number	1-226-828-7575
Conference Number	775561	Conference Number	468138
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended September 30, 2023 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.
About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of September 30, 2023, Centerspace owned interests in 71 apartment communities consisting of 12,785 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a Top Workplace for the fourth consecutive year in 2023 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.

2

Forward-Looking Statements
Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the company's control and could differ materially from actual results and performance. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in Centerspace's filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in its Annual Report on Form 10-K for the year ended December 31, 2022, in its subsequent quarterly reports on Form 10-Q, and in other public reports. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Josh Klaetsch
Phone: 701-837-7104
Email: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
Email: kweber@centerspacehomes.com

3

Supplemental Financial and Operating Data
Table of Contents
September 30, 2023

Common Share Data (NYSE: CSR)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2023	2023	2023	2022	2022
High closing price	$66.57	$64.18	$71.07	$70.20	$89.71
Low closing price	$59.39	$53.98	$51.39	$58.50	$65.85
Average closing price	$62.52	$58.61	$61.68	$64.64	$79.40
Closing price at end of quarter	$60.26	$61.36	$54.63	$58.67	$67.32
Common share distributions – annualized	$2.92	$2.92	$2.92	$2.92	$2.92
Closing dividend yield – annualized	4.8%	4.8%	5.3%	5.0%	4.3%
Closing common shares outstanding (thousands)	15,052	14,949	15,032	15,020	15,376
Closing limited partnership units outstanding (thousands)	864	961	967	971	980
Closing Series E preferred units outstanding, as converted (thousands)	2,087	2,094	2,103	2,119	2,186
Total closing common shares, limited partnership units, and Series E preferred units, as converted, outstanding (thousands)	18,003	18,004	18,102	18,110	18,542
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units and Series E preferred units, as converted (thousands)	$1,084,861	$1,104,725	$988,912	$1,062,514	$1,248,247

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended					Nine Months Ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
REVENUE	$64,568	$64,776	$67,897	$67,848	$65,438	$197,241	$188,868
EXPENSES
Property operating expenses, excluding real estate taxes	19,602	17,872	21,342	21,755	20,290	58,816	58,315
Real estate taxes	7,143	7,174	7,581	7,464	7,039	21,898	21,103
Property management expense	2,197	2,247	2,568	2,358	2,563	7,012	7,537
Casualty loss	937	53	252	335	276	1,242	1,256
Depreciation and amortization	24,697	24,371	25,993	25,768	23,720	75,061	79,489
General and administrative expenses	3,832	4,162	7,723	3,276	4,519	15,717	14,240
TOTAL EXPENSES	$58,408	$55,879	$65,459	$60,956	$58,407	$179,746	$181,940
Gain (loss) on sale of real estate and other investments	11,235	(67)	60,159	14	—	71,327	27
Loss on litigation settlement	—	(2,864)	—	—	—	(2,864)	—
Operating income	17,395	5,966	62,597	6,906	7,031	85,958	6,955
Interest expense	(8,556)	(8,641)	(10,319)	(9,603)	(7,871)	(27,516)	(23,147)
Interest and other income	330	295	49	132	70	674	1,116
Net income (loss)	$9,169	$(2,380)	$52,327	$(2,565)	$(770)	$59,116	$(15,076)
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)	(480)	(480)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	(1,204)	712	(8,566)	753	439	(9,058)	3,546
Net income attributable to noncontrolling interests – consolidated real estate entities	(31)	(35)	(30)	(34)	(32)	(96)	(93)
Net income (loss) attributable to controlling interests	7,774	(1,863)	43,571	(2,006)	(523)	49,482	(12,103)
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)	(4,821)	(4,821)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,167	$(3,470)	$41,964	$(3,613)	$(2,130)	$44,661	$(16,924)

Per Share Data - Basic
Net income (loss) per common share – basic	$0.41	$(0.23)	$2.79	$(0.24)	$(0.14)	$2.98	$(1.11)

Per Share Data - Diluted
Net income (loss) per common share – diluted	$0.41	$(0.23)	$2.76	$(0.24)	$(0.14)	$2.96	$(1.11)

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
ASSETS
Real estate investments
Property owned	$2,326,408	$2,434,138	$2,420,911	$2,534,124	$2,513,470
Less accumulated depreciation	(516,673)	(543,264)	(519,167)	(535,401)	(511,000)
Total real estate investments	1,809,735	1,890,874	1,901,744	1,998,723	2,002,470
Cash and cash equivalents	29,701	9,745	8,939	10,458	14,957
Restricted cash	22,496	566	48,903	1,433	1,417
Other assets	16,349	18,992	19,298	22,687	19,742
TOTAL ASSETS	$1,878,281	$1,920,177	$1,978,884	$2,033,301	$2,038,586

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$62,674	$56,713	$56,639	$58,812	$58,322
Revolving lines of credit	—	18,989	143,469	113,500	171,500
Notes payable, net of unamortized loan costs	299,443	299,428	299,412	399,007	299,388
Mortgages payable, net of unamortized loan costs	539,245	563,079	474,999	495,126	496,530
TOTAL LIABILITIES	$901,362	$938,209	$974,519	$1,066,445	$1,025,740

SERIES D PREFERRED UNITS	$16,560	$16,560	$16,560	$16,560	$16,560
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,169,025	1,169,501	1,176,059	1,177,484	1,209,732
Accumulated distributions in excess of net income	(527,586)	(522,796)	(508,420)	(539,422)	(524,905)
Accumulated other comprehensive loss	(1,434)	(1,758)	(1,917)	(2,055)	(2,158)
Total shareholders’ equity	$733,535	$738,477	$759,252	$729,537	$776,199
Noncontrolling interests – Operating Partnership and Series E preferred units	226,205	226,294	227,920	220,132	219,466
Noncontrolling interests – consolidated real estate entities	619	637	633	627	621
TOTAL EQUITY	$960,359	$965,408	$987,805	$950,296	$996,286
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,878,281	$1,920,177	$1,978,884	$2,033,301	$2,038,586

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)
This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the company, may not be comparable to non-GAAP financial measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does.
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of newly-constructed properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows the company to evaluate the performance of existing apartment communities and their contribution to net operating income. The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI, raising average rental revenue, renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
For the comparison of the nine months ended September 30, 2023 and 2022, five apartment communities were non-same-store. Sold communities are included in “Dispositions,” while “Other properties” includes non-multifamily properties and the non-multifamily components of mixed-use properties.
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that excludes gain (loss) on the sale of real estate and other investments, depreciation and amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.

S-4

	(in thousands, except percentages)
	Three Months Ended			Sequential		Year-Over-Year
	9/30/2023	6/30/2023	9/30/2022	$ Change	% Change	$ Change	% Change
Operating income	$17,395	$5,966	$7,031	$11,429	191.6%	$10,364	147.4%
Adjustments:
Property management expenses	2,197	2,247	2,563	(50)	(2.2)%	(366)	(14.3)%
Casualty loss	937	53	276	884	*	661	239.5%
Depreciation and amortization	24,697	24,371	23,720	326	1.3%	977	4.1%
General and administrative expenses	3,832	4,162	4,519	(330)	(7.9)%	(687)	(15.2)%
(Gain) loss on sale of real estate and other investments	(11,235)	67	—	(11,302)	*	(11,235)	N/A
Loss on litigation settlement	—	2,864	—	(2,864)	(100.0)%	—	—
Net operating income	$37,823	$39,730	$38,109	$(1,907)	(4.8)%	$(286)	(0.8)%

Revenue
Same-store	$57,949	$57,630	$54,838	$319	0.6%	$3,111	5.7%
Non-same-store	3,556	3,629	2,219	(73)	(2.0)%	1,337	60.3%
Other properties	676	663	685	13	2.0%	(9)	(1.3)%
Dispositions	2,387	2,854	7,696	(467)	(16.4)%	(5,309)	(69.0)%
Total	64,568	64,776	65,438	(208)	(0.3)%	(870)	(1.3)%
Property operating expenses, including real estate taxes
Same-store	23,906	22,262	22,533	1,644	7.4%	1,373	6.1%
Non-same-store	1,469	1,348	806	121	9.0%	663	82.3%
Other properties	270	189	267	81	42.9%	3	1.1%
Dispositions	1,100	1,247	3,723	(147)	(11.8)%	(2,623)	(70.5)%
Total	26,745	25,046	27,329	1,699	6.8%	(584)	(2.1)%
Net operating income
Same-store	34,043	35,368	32,305	(1,325)	(3.7)%	1,738	5.4%
Non-same-store	2,087	2,281	1,413	(194)	(8.5)%	674	47.7%
Other properties	406	474	418	(68)	(14.3)%	(12)	(2.9)%
Dispositions	1,287	1,607	3,973	(320)	(19.9)%	(2,686)	(67.6)%
Total	$37,823	$39,730	$38,109	$(1,907)	(4.8)%	$(286)	(0.8)%

* Not a meaningful percentage

S-5

	(in thousands, except percentages)
	Nine Months Ended September 30,
	2023	2022	$ Change	% Change
Operating income	$85,958	$6,955	$79,003	*
Adjustments:
Property management expenses	7,012	7,537	(525)	(7.0)%
Casualty loss	1,242	1,256	(14)	(1.1)%
Depreciation and amortization	75,061	79,489	(4,428)	(5.6)%
General and administrative expenses	15,717	14,240	1,477	10.4%
Gain on sale of real estate and other investments	(71,327)	(27)	(71,300)	*
Loss on litigation settlement	2,864	—	2,864	N/A
Net operating income	$116,527	$109,450	$7,077	6.5%

Revenue
Same-store	$172,071	$158,886	$13,185	8.3%
Non-same-store	10,822	5,937	4,885	82.3%
Other properties	2,014	1,885	129	6.8%
Dispositions	12,334	22,160	(9,826)	(44.3)%
Total	197,241	188,868	8,373	4.4%

Property operating expenses, including real estate taxes
Same-store	69,791	65,461	4,330	6.6%
Non-same-store	4,126	2,286	1,840	80.5%
Other properties	546	691	(145)	(21.0)%
Dispositions	6,251	10,980	(4,729)	(43.1)%
Total	80,714	79,418	1,296	1.6%

Net operating income
Same-store	102,280	93,425	8,855	9.5%
Non-same-store	6,696	3,651	3,045	83.4%
Other properties	1,468	1,194	274	22.9%
Dispositions	6,083	11,180	(5,097)	(45.6)%
Total	$116,527	$109,450	$7,077	6.5%

* Not a meaningful percentage

S-6

Reconciliation of Same-Store Controllable Expenses to Total Property Operating Expenses, Including Real Estate Taxes
Centerspace defines same-store controllable expenses as property operating expenses excluding real estate taxes and insurance. Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.

	(in thousands, except percentages)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2023	2022	$ Change	% Change	2023	2022	$ Change	% Change
Controllable expenses
On-site compensation(1)	$6,440	$5,617	$823	14.7%	$18,369	$16,515	$1,854	11.2%
Repairs and maintenance	3,946	4,261	(315)	(7.4)%	10,315	10,358	(43)	(0.4)%
Utilities	3,513	3,670	(157)	(4.3)%	11,555	11,709	(154)	(1.3)%
Administrative and marketing	1,436	1,286	150	11.7%	3,923	3,674	249	6.8%
Total	$15,335	$14,834	$501	3.4%	$44,162	$42,256	$1,906	4.5%

Non-controllable expenses
Real estate taxes	$6,334	$5,856	$478	8.2%	$19,099	$17,663	$1,436	8.1%
Insurance	2,237	1,843	394	21.4%	6,530	5,542	988	17.8%
Total	$8,571	$7,699	$872	11.3%	$25,629	$23,205	$2,424	10.4%

Property operating expenses, including real estate taxes - non-same-store	$1,469	$806	$663	82.3%	$4,126	$2,286	$1,840	80.5%
Property operating expenses, including real estate taxes - other properties	270	267	3	1.1%	546	691	(145)	(21.0)%
Property operating expenses, including real estate taxes - dispositions	1,100	3,723	(2,623)	(70.5)%	6,251	10,980	(4,729)	(43.1)%
Total property operating expenses, including real estate taxes	$26,745	$27,329	$(584)	(2.1)%	$80,714	$79,418	$1,296	1.6%

(1)On-site compensation for administration, leasing, and maintenance personnel.
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations
Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization.
Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets;
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and
•similar adjustments for partially owned consolidated real estate entities.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.

S-7

While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

S-8

	(in thousands, except per share amounts)
	Three Months Ended					Nine Months Ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Funds From Operations
Net income (loss) available to common shareholders	$6,167	$(3,470)	$41,964	$(3,613)	$(2,130)	$44,661	$(16,924)
Adjustments:
Noncontrolling interests – Operating Partnership and Series E preferred units	1,204	(712)	8,566	(753)	(439)	9,058	(3,546)
Depreciation and amortization	24,697	24,371	25,993	25,768	23,720	75,061	79,489
Less depreciation – non real estate	(56)	(89)	(91)	(91)	(94)	(236)	(296)
Less depreciation – partially owned entities	(20)	(19)	(19)	(19)	(18)	(58)	(46)
(Gain) loss on sale of real estate and other assets	(11,235)	71	(60,159)	(14)	—	(71,323)	(27)
FFO applicable to common shares and Units	$20,757	$20,152	$16,254	$21,278	$21,039	$57,163	$58,650

Adjustments to Core FFO:
Non-cash casualty (gain) loss	854	(52)	13	20	46	815	234
Loss on extinguishment of debt	—	—	—	—	—	—	5
Technology implementation costs(1)	—	—	—	89	234	—	784
Interest rate swap termination, amortization, and mark-to-market	324	159	138	104	204	621	(204)
Amortization of assumed debt	(116)	(116)	(116)	(117)	(116)	(348)	(347)
Pursuit costs	—	—	5	137	38	5	1,165
Severance and transition related costs	—	(19)	3,199	—	—	3,180	—
Loss on litigation settlement and one-time trial costs(2)	34	3,201	—	—	—	3,235	—
Other miscellaneous items(3)	(129)	(22)	49	(28)	17	(102)	113
Core FFO applicable to common shares and Units	$21,724	$23,303	$19,542	$21,483	$21,462	$64,569	$60,400

FFO applicable to common shares and Units	$20,757	$20,152	$16,254	$21,278	$21,039	$57,163	$58,650
Dividends to preferred unitholders	160	160	160	160	160	480	480
FFO applicable to common shares and Units - diluted	$20,917	$20,312	$16,414	$21,438	$21,199	$57,643	$59,130

Core FFO applicable to common shares and Units	$21,724	$23,303	$19,542	$21,483	$21,462	$64,569	$60,400
Dividends to preferred unitholders	160	160	160	160	160	480	480
Core FFO applicable to common shares and Units - diluted	$21,884	$23,463	$19,702	$21,643	$21,622	$65,049	$60,880

Per Share Data
Net income (loss) per share and Unit - diluted	$0.41	$(0.23)	$2.76	$(0.24)	$(0.14)	$2.96	$(1.11)
FFO per share and Unit - diluted	$1.15	$1.11	$0.89	$1.16	$1.13	$3.15	$3.16
Core FFO per share and Unit - diluted	$1.20	$1.28	$1.07	$1.17	$1.15	$3.56	$3.25

Weighted average shares - basic	14,989	14,949	15,025	15,027	15,373	14,988	15,280
Effect of redeemable operating partnership Units	908	965	968	974	984	943	980
Effect of Series D preferred units	228	228	228	228	228	228	228
Effect of Series E preferred units	2,093	2,103	2,118	2,185	2,186	2,105	2,186
Effect of dilutive restricted stock units and stock options	28	24	20	9	30	23	48
Weighted average shares and Units - diluted	18,246	18,269	18,359	18,423	18,801	18,287	18,722

(1)Costs are related to a two-year implementation.
(2)Consists of a $2.9 million loss on litigation settlement for a trial judgment entered against the Company and $371,000 in one-time trial costs related to the litigation matter for the nine months ended September 30, 2023.
(3)Consists of (gain) loss on investments.

S-9

Reconciliation of Net Income (Loss) Available to Controlling Interests to Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands)
	Three Months Ended					Nine Months Ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	9/30/2023	9/30/2022
Adjusted EBITDA
Net income (loss) available to controlling interests	$7,774	$(1,863)	$43,571	$(2,006)	$(523)	$49,482	$(12,103)
Adjustments:
Dividends to Series D preferred unitholders	160	160	160	160	160	480	480
Noncontrolling interests – Operating Partnership and Series E preferred units	1,204	(712)	8,566	(753)	(439)	9,058	(3,546)
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$9,138	$(2,415)	$52,297	$(2,599)	$(802)	$59,020	$(15,169)
Adjustments:
Interest expense	8,542	8,626	10,305	9,589	7,856	27,473	23,103
Loss on extinguishment of debt	—	—	—	—	—	—	5
Depreciation and amortization related to real estate investments	24,675	24,351	25,971	25,747	23,699	74,997	79,438
Non-cash casualty (gain) loss	854	(52)	13	20	46	815	234
Interest income	(187)	(248)	(92)	(92)	(82)	(527)	(620)
(Gain) loss on sale of real estate and other investments	(11,235)	71	(60,159)	(14)	—	(71,323)	(27)
Technology implementation costs(1)	—	—	—	89	234	—	784
Interest rate swap mark-to-market	—	—	—	—	—	—	(564)
Pursuit costs	—	—	5	137	38	5	1,165
Severance and transition related costs	—	(19)	3,199	—	—	3,180	—
Loss on litigation settlement and one-time trial costs(2)	34	3,201	—	—	—	3,235	—
Other miscellaneous items(3)	(129)	(22)	49	(28)	17	(102)	113
Adjusted EBITDA	$31,692	$33,493	$31,588	$32,849	$31,006	$96,773	$88,462

(1)Costs are related to a two-year implementation.
(2)Consists of a $2.9 million loss on litigation settlement for a trial judgment entered against the Company and $371,000 in one-time trial costs related to the litigation matter.
(3)Consists of (gain) loss on investments.

S-10

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2023 (remainder)	$—	$—	$—	$—	—	—
2024	—	—	—	—	—	—
2025	30,634	—	—	30,634	3.6%	3.70%
2026	50,889	—	—	50,889	6.0%	3.73%
2027	49,993	—	—	49,993	5.9%	3.47%
Thereafter	411,043	300,000	—	711,043	84.5%	3.42%
Total debt	$542,559	$300,000	$—	$842,559	100.0%	3.46%

(1)Weighted average interest rate of debt that matures during the year.

	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Debt Balances Outstanding(1)
Secured fixed rate - mortgages payable - other	$343,709	$367,679	$279,340	$299,427	$300,956
Secured fixed rate - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured variable rate lines of credit	—	18,989	143,469	113,500	171,500
Unsecured term loans	—	—	—	100,000	—
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Debt total	$842,559	$885,518	$921,659	$1,011,777	$971,306

Mortgages payable - other rate	4.14%	4.14%	3.85%	3.85%	3.85%
Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate(2)	—	7.35%	6.39%	5.23%	4.13%
Unsecured term loan rate	—	—	—	5.57%	—
Unsecured senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.46%	3.54%	3.71%	3.62%	3.45%

(1)Excludes deferred financing costs and premiums or discounts.
(2)Weighted average interest rate includes amount reclassified from accumulated other comprehensive income into interest expense from terminated interest rate swaps and excludes any unused facility fees.

S-11

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Equity Capitalization
Common shares outstanding	15,052	14,949	15,032	15,020	15,376
Operating partnership units outstanding	864	961	967	971	980
Series E preferred units (as converted)	2,087	2,094	2,103	2,119	2,186
Total common shares, Units, and Series E preferred units, as converted, outstanding	18,003	18,004	18,102	18,110	18,542
Market price per common share (closing price at end of period)	$60.26	$61.36	$54.63	$58.67	$67.32
Equity capitalization-common shares and units	$1,084,861	$1,104,725	$988,912	$1,062,514	$1,248,247
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,178,391	$1,198,255	$1,082,442	$1,156,044	$1,341,777

Series D Preferred Units	$16,560	$16,560	$16,560	$16,560	$16,560

Debt Capitalization
Total debt	$842,559	$885,518	$921,659	$1,011,777	$971,306
Total capitalization	$2,037,510	$2,100,333	$2,020,661	$2,184,381	$2,329,643

Total debt to total capitalization(1)	41.4%	42.2%	45.6%	46.3%	41.7%

(1)Total debt to total market capitalization, a non-GAAP financial measure, is total debt not adjusted for unamortized deferred financing costs from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period. This non-GAAP financial measure should not be considered a substitute for operating results determined in accordance with GAAP.

	Three Months Ended										Nine Months Ended
	9/30/2023		6/30/2023		3/31/2023		12/31/2022		9/30/2022		9/30/2023		9/30/2022
Debt service coverage ratio(1)	3.11	x	3.33	x	2.70	x	2.99	x	3.35	x	3.03	x	3.22	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.65	x	2.83	x	2.35	x	2.58	x	2.81	x	2.60	x	2.70	x
Net debt/Adjusted EBITDA(2)	6.41	x	6.54	x	7.22	x	7.62	x	7.71	x	6.30	x	8.11	x
Net debt and preferred equity/Adjusted EBITDA(2)	7.28	x	7.36	x	8.09	x	8.46	x	8.60	x	7.15	x	9.04	x

Distribution Data
Common shares and Units outstanding at record date	15,916		15,910		15,999		15,991		16,356		15,916		16,356
Total common distribution declared	$11,615		$11,608		$11,668		$11,614		$11,939		$34,891		$35,831
Common distribution per share and Unit	$0.73		$0.73		$0.73		$0.73		$0.73		$2.19		$2.19
Payout ratio (Core FFO per diluted share and unit basis)(3)	60.8%		57.0%		68.2%		62.4%		63.5%		61.5%		67.4%

(1)Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(2)Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.

	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Total debt	$842,559	$885,518	$921,659	$1,011,777	$971,306
Less: cash and cash equivalents	29,701	9,745	8,939	10,458	14,957
Net debt	$812,858	$875,773	$912,720	$1,001,319	$956,349
(3)Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Core FFO definition included within the Non-GAAP Financial Measures and Reconciliations section.

S-12

CENTERSPACE
SAME-STORE THIRD QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q3 2023	Q3 2022	% Change	Q3 2023	Q3 2022	% Change	Q3 2023	Q3 2022	% Change
Denver, CO	1,889	$11,805	$11,260	4.8%	$4,172	$3,824	9.1%	$7,633	$7,436	2.6%
Minneapolis, MN	4,519	21,167	20,328	4.1%	9,722	9,530	2.0%	11,445	10,798	6.0%
North Dakota	1,710	6,912	6,404	7.9%	2,718	2,395	13.5%	4,194	4,009	4.6%
Omaha, NE	872	3,580	3,263	9.7%	1,545	1,399	10.4%	2,035	1,864	9.2%
Rochester, MN	1,129	5,779	5,451	6.0%	2,245	2,039	10.1%	3,534	3,412	3.6%
St. Cloud, MN	832	3,528	3,166	11.4%	1,522	1,580	(3.7)%	2,006	1,586	26.5%
Other Mountain West(1)	1,222	5,178	4,966	4.3%	1,982	1,766	12.2%	3,196	3,200	(0.1)%
Same-Store Total	12,173	$57,949	$54,838	5.7%	$23,906	$22,533	6.1%	$34,043	$32,305	5.4%

	% of NOI Contribution	Weighted Average Occupancy (2)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (4)
Regions		Q3 2023	Q3 2022	Growth	Q3 2023	Q3 2022	% Change	Q3 2023	Q3 2022	% Change
Denver, CO	22.4%	95.4%	96.1%	(0.7)%	$1,957	$1,866	4.9%	$2,185	$2,067	5.7%
Minneapolis, MN	33.6%	94.2%	94.3%	(0.1)%	1,480	1,427	3.7%	1,657	1,590	4.2%
North Dakota	12.3%	95.8%	96.9%	(1.1)%	1,276	1,182	8.0%	1,406	1,289	9.1%
Omaha, NE	6.0%	95.1%	94.9%	0.2%	1,299	1,192	9.0%	1,439	1,314	9.5%
Rochester, MN	10.4%	94.4%	93.5%	0.9%	1,711	1,619	5.7%	1,808	1,721	5.1%
St. Cloud, MN	5.9%	92.2%	85.8%	6.4%	1,349	1,296	4.1%	1,532	1,478	3.7%
Other Mountain West(1)	9.4%	95.0%	95.7%	(0.7)%	1,338	1,279	4.6%	1,487	1,415	5.1%
Same-Store Total	100.0%	94.7%	94.5%	0.2%	$1,511	$1,438	5.1%	$1,676	$1,589	5.5%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. Centerspace believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.
(3)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(4)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-13

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q3 2023	Q2 2023	% Change	Q3 2023	Q2 2023	% Change	Q3 2023	Q2 2023	% Change
Denver, CO	1,889	$11,805	$11,968	(1.4)%	$4,172	$3,944	5.8%	$7,633	$8,024	(4.9)%
Minneapolis, MN	4,519	21,167	21,069	0.5%	9,722	9,088	7.0%	11,445	11,981	(4.5)%
North Dakota	1,710	6,912	6,767	2.1%	2,718	2,510	8.3%	4,194	4,257	(1.5)%
Omaha, NE	872	3,580	3,443	4.0%	1,545	1,381	11.9%	2,035	2,062	(1.3)%
Rochester, MN	1,129	5,779	5,760	0.3%	2,245	2,137	5.1%	3,534	3,623	(2.5)%
St. Cloud, MN	832	3,528	3,459	2.0%	1,522	1,405	8.3%	2,006	2,054	(2.3)%
Other Mountain West(1)	1,222	5,178	5,164	0.3%	1,982	1,797	10.3%	3,196	3,367	(5.1)%
Same-Store Total	12,173	$57,949	$57,630	0.6%	$23,906	$22,262	7.4%	$34,043	$35,368	(3.7)%

	% of NOI Contribution	Weighted Average Occupancy (2)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (4)
Regions		Q3 2023	Q2 2023	Growth	Q3 2023	Q2 2023	% Change	Q3 2023	Q2 2023	% Change
Denver, CO	22.4%	95.4%	96.1%	(0.7)%	$1,957	$1,928	1.5%	$2,185	$2,198	(0.6)%
Minneapolis, MN	33.6%	94.2%	94.9%	(0.7)%	1,480	1,463	1.2%	1,657	1,637	1.2%
North Dakota	12.3%	95.8%	96.4%	(0.6)%	1,276	1,242	2.7%	1,406	1,368	2.8%
Omaha, NE	6.0%	95.1%	94.7%	0.4%	1,299	1,262	2.9%	1,439	1,389	3.6%
Rochester, MN	10.4%	94.4%	95.0%	(0.6)%	1,711	1,688	1.4%	1,808	1,790	1.0%
St. Cloud, MN	5.9%	92.2%	91.7%	0.5%	1,349	1,343	0.4%	1,532	1,512	1.3%
Other Mountain West(1)	9.4%	95.0%	95.3%	(0.3)%	1,338	1,327	0.8%	1,487	1,479	0.5%
Same-Store Total	100.0%	94.7%	95.2%	(0.5)%	$1,511	$1,489	1.5%	$1,676	$1,658	1.1%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. Centerspace believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.
(3)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(4)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-14

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Denver, CO	1,889	$35,514	$32,840	8.1%	$12,151	$10,567	15.0%	$23,363	$22,273	4.9%
Minneapolis, MN	4,519	63,040	59,017	6.8%	28,399	27,410	3.6%	34,641	31,607	9.6%
North Dakota	1,710	20,189	18,456	9.4%	8,071	7,501	7.6%	12,118	10,955	10.6%
Omaha, NE	872	10,379	9,455	9.8%	4,360	4,051	7.6%	6,019	5,404	11.4%
Rochester, MN	1,129	17,188	15,689	9.6%	6,610	6,274	5.4%	10,578	9,415	12.4%
St. Cloud, MN	832	10,338	9,392	10.1%	4,617	4,454	3.7%	5,721	4,938	15.9%
Other Mountain West(1)	1,222	15,423	14,037	9.9%	5,583	5,204	7.3%	9,840	8,833	11.4%
Same-Store Total	12,173	$172,071	$158,886	8.3%	$69,791	$65,461	6.6%	$102,280	$93,425	9.5%

	% of NOI Contribution	Weighted Average Occupancy (2)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (4)
Regions		2023	2022	Growth	2023	2022	% Change	2023	2022	% Change
Denver, CO	22.9%	95.7%	94.8%	0.9%	$1,932	$1,826	5.8%	$2,182	$2,038	7.1%
Minneapolis, MN	33.9%	94.6%	94.5%	0.1%	1,466	1,398	4.9%	1,639	1,536	6.7%
North Dakota	11.8%	96.3%	96.0%	0.3%	1,244	1,150	8.2%	1,363	1,249	9.1%
Omaha, NE	5.9%	94.6%	95.9%	(1.3)%	1,265	1,138	11.2%	1,397	1,257	11.1%
Rochester, MN	10.3%	94.7%	93.9%	0.8%	1,688	1,554	8.6%	1,786	1,645	8.6%
St. Cloud, MN	5.6%	91.4%	89.6%	1.8%	1,336	1,241	7.7%	1,511	1,400	7.9%
Other Mountain West(1)	9.6%	95.1%	95.4%	(0.3)%	1,328	1,213	9.5%	1,474	1,337	10.2%
Same-Store Total	100.0%	94.9%	94.5%	0.4%	$1,490	$1,396	6.7%	$1,655	$1,534	7.9%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. Centerspace believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.
(3)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(4)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-15

CENTERSPACE
PORTFOLIO SUMMARY(1)

	Three Months Ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Number of Apartment Homes at Period End
Same-Store	12,173	12,885	12,885	11,330	11,330
Non-Same-Store	612	612	612	3,735	3,734
All Communities	12,785	13,497	13,497	15,065	15,064

Average Monthly Rental Rate(2)
Same-Store	$1,511	$1,467	$1,450	$1,438	$1,411
Non-Same-Store	1,907	1,894	1,890	1,352	1,286
All Communities	$1,530	$1,487	$1,470	$1,417	$1,381

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,676	$1,634	$1,606	$1,592	$1,565
Non-Same-Store	2,072	2,072	2,066	1,471	1,417
All Communities	$1,695	$1,654	$1,627	$1,562	$1,530

Weighted Average Occupancy(4)
Same-Store	94.7%	95.2%	94.8%	94.9%	94.5%
Non-Same-Store	93.5%	95.4%	95.9%	94.7%	94.6%
All Communities	94.6%	95.2%	94.9%	94.9%	94.5%

Operating Expenses as a % of Scheduled Rent
Same-Store	43.3%	41.2%	43.9%	43.1%	42.5%
Non-Same-Store	41.9%	38.8%	37.8%	51.7%	48.7%
All Communities	43.3%	41.1%	43.5%	45.1%	43.9%

Capital Expenditures
Total Capital Expenditures per Apartment Home – Same-Store	$389	$258	$115	$364	$465

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
(4)Weighted average occupancy is the percentage resulting from dividing actual rental revenue by scheduled rent. The company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.

S-16

CENTERSPACE
CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended		Nine Months Ended
Capital Expenditures	9/30/2023	9/30/2022	9/30/2023	9/30/2022
Total Same-Store Apartment Homes	12,173	12,173	12,173	12,173
All Properties - Weighted Average Apartment Homes	12,785	14,981	12,785	14,882

Same Store
Building - Exterior	$975	$1,302	$1,181	$1,891
Building - Interior	45	132	(17)	207
Mechanical, Electrical, & Plumbing	1,726	1,131	2,766	1,827
Furniture & Equipment	95	124	269	291
Landscaping & Grounds	112	709	28	900
Turnover replacements	1,341	2,237	2,737	4,127
Work in progress	443	(554)	2,291	(707)
Capital Expenditures - Same-Store	$4,737	$5,081	$9,255	$8,536
Capital Expenditures per Apartment Home - Same-Store	$389	$417	$760	$701

Capital Expenditures - All Properties	$4,930	$6,185	$10,064	$10,403
Capital Expenditures per Apartment Home - All Properties	$386	$413	$787	$699

Value Add
Same Store
Interior - Units	$4,512	$7,598	$10,230	$14,547
Common Areas and Exterior	$1,734	$2,970	$4,288	$7,821
Work in Progress	$695	$(142)	$912	$(1,936)
Total Value Add - Same Store	$6,941	$10,426	$15,430	$20,432

All Properties
Interior - Units	$4,512	$7,639	$10,230	$14,594
Common Areas and Exterior	$1,750	$3,114	$4,408	$8,017
Work in Progress	695	(142)	$912	$(1,949)
Total Value Add - All Properties	$6,957	$10,611	$15,550	$20,662

Acquisition Capital
All Properties	2,188	2,475	12,150	5,039

Total Capital Spend
Total Capital Spend - Same-Store(1)	$11,678	$15,507	$24,685	$28,968
Total Capital Spend per Apartment Home - Same-Store(1)	$959	$1,274	$2,028	$2,380

Total Capital Spend - All Properties	$14,075	$19,271	$37,764	$36,104
Total Capital Spend per Apartment Home - All Properties	$1,101	$1,286	$2,954	$2,426

(1)Excludes acquisition capital on same-store communities.

S-17

CENTERSPACE
2023 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace revised its outlook for 2023 in the table below.

	Nine Months Ended	2023 Previous Outlook Range		2023 Revised Outlook Range
	September 30, 2023	Low	High	Low	High
	YTD Actual	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$172,071	6.50%	8.00%	7.00%	7.50%
Controllable expenses	44,162	2.00%	3.50%	2.00%	2.50%
Non-controllable expenses	25,629	7.50%	9.00%	8.00%	8.50%
Total Expenses	$69,791	4.00%	5.25%	4.00%	4.50%
Same-store NOI(1)	$102,280	8.50%	10.00%	9.00%	9.50%

Components of NOI(1)
Same-store	$102,280	$137,000	$139,000	$137,750	$138,250
Non-same-store	6,696	9,000	9,200	8,900	9,000
Other properties	1,468	1,700	1,800	1,700	1,800
Dispositions	6,083	$7,200	$7,400	$6,000	$6,000
Total NOI(1)	$116,527	$154,900	$157,400	$154,350	$155,050

Accretion (dilution) from investments and capital market activity, excluding impact from change in share count	$—	(400)	(200)	100	150

Other operating income and expenses
General and administrative and property management	(22,729)	(31,100)	(30,700)	(30,900)	(30,700)
Casualty loss	(1,242)	(1,300)	(1,100)	(1,700)	(1,600)
Loss on litigation settlement	(2,864)	(3,200)	(3,200)	(2,900)	(2,900)
Non-real estate depreciation and amortization	(236)	(375)	(325)	(375)	(325)
Non-controlling interest	(96)	(110)	(100)	(110)	(100)
Total other operating income and expenses	$(27,167)	$(36,085)	$(35,425)	$(35,985)	$(35,625)

Interest expense	$(27,516)	(37,000)	(36,600)	(36,000)	(35,800)
Interest and other income	620	$600	$800	$600	$700
Dividends to preferred shareholders	(4,821)	(6,400)	(6,400)	(6,400)	(6,400)
FFO applicable to common shares and Units - diluted(1)	$57,643	$75,615	$79,575	$76,665	$78,075

Non-core income and expenses
Non-cash casualty (gain) loss	$815	$400	$200	$950	$1,000
Interest rate swap amortization	621	900	1,000	900	1,000
Amortization of assumed debt	(348)	—	—	(219)	(219)
Severance and transition related costs	3,180	3,180	3,180	3,180	3,180
Loss on litigation settlement and one-time trial costs	3,235	3,200	3,200	3,300	3,300
Other miscellaneous items	(97)	(240)	(290)	(81)	(131)
Total non-core income and expenses	$7,406	$7,440	$7,290	$8,030	$8,130
Core FFO applicable to common shares and Units - diluted(1)	$65,049	$83,055	$86,865	$84,695	$86,205

EPS - Diluted	$2.96	$2.84	$3.64	$2.90	$3.56
FFO per diluted share(1)	$3.15	$4.14	$4.35	$4.20	$4.27
Core FFO per diluted share(1)	$3.56	$4.55	$4.75	$4.63	$4.71
Weighted average shares outstanding - diluted	18,287	18,250	18,275	18,275	18,300

Additional Assumptions
Same-store capital expenditures (per home)	$760	$1,100	1,150	$1,000	1,050
Value-add expenditures	$15,550	$31,500	$34,500	$30,000	$31,500
Investments	$—	$95,000	$100,000	$94,500	$94,500
Dispositions	$226,755	$220,000	$225,000	$226,800	$226,800
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data above.

S-18

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Reconciliations.” They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Previous Outlook		Revised Outlook
	Nine Months Ended	12 Months Ended		12 Months Ended
	September 30, 2023	December 31, 2023		December 31, 2023
	Actual	Low	High	Low	High
Net income available to common shareholders	$44,661	$59,679	$74,457	$60,729	$72,957
Noncontrolling interests - Operating Partnership and Series E preferred units	9,058	(7,795)	(7,885)	(7,795)	(7,885)
Depreciation and amortization	75,061	92,556	91,768	92,556	91,768
Less depreciation - non real estate	(236)	(375)	(325)	(375)	(325)
Less depreciation - partially owned entities	(58)	(110)	(100)	(110)	(100)
Gain on sale of real estate	(71,323)	(68,980)	(78,980)	(68,980)	(78,980)
Dividends to preferred unitholders	480	640	640	640	640
FFO applicable to common shares and Units - diluted	$57,643	$75,615	$79,575	$76,665	$78,075

Adjustments to Core FFO:
Non-cash casualty loss	815	400	200	950	1,000
Interest rate swap termination, amortization, and mark-to-market	621	900	1,000	900	1,000
Amortization of assumed debt	(348)	—	—	(219)	(219)
Severance and transition related costs	3,180	3,180	3,180	3,180	3,180
Loss on litigation settlement and one-time trial costs	3,235	3,200	3,200	3,300	3,300
Other miscellaneous items	(97)	(240)	(290)	(81)	(131)
Core FFO applicable to common shares and Units - diluted	$65,049	$83,055	$86,865	$84,695	$86,205

Net income per share - diluted	$2.96	$2.84	$3.64	$2.90	$3.56
FFO per share - diluted	$3.15	$4.14	$4.35	$4.20	$4.27
Core FFO per share - diluted	$3.56	$4.55	$4.75	$4.63	$4.71
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, depreciation, amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Revised Outlook
	Nine Months Ended	12 Months Ended		12 Months Ended
	September 30, 2023	December 31, 2023		December 31, 2023
	Actual	Low	High	Low	High
Operating income	$85,958	$96,060	$109,948	$95,310	$107,098
Adjustments:
General and administrative and property management expenses	22,729	31,100	30,700	30,900	30,700
Casualty loss	1,242	1,300	1,100	1,700	1,600
Depreciation and amortization	75,061	92,556	91,768	92,556	91,768
Gain on sale of real estate and other investments	(71,327)	(68,980)	(78,980)	(68,980)	(78,980)
Loss on litigation settlement	2,864	2,864	2,864	2,864	2,864
Net operating income	$116,527	$154,900	$157,400	$154,350	$155,050

S-19